UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 4, 2005
                Date of Report (Date of Earliest Event Reported)

                               ------------------

                            VOCALSCAPE NETWORKS, INC.
                         (formerly known as Dtomi, Inc.)

             (Exact name of registrant as specified in its charter)


            Nevada                    000-27277                   98-0207554
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)


                           170 E. Post Road, Suite 206
                          White Plains, New York 10601
               (Address of principal executive offices)(Zip Code)

                                 (914) 448-7600
               Registrant's telephone number, including area code

                            305 - 1847 West Broadway
                           Vancouver, British Columbia
                                 Canada V6J 1Y6
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

On October 12, 2005, the registrant, then named "Dtomi, Inc." filed a Current Report on Form 8-K to report its acquisition on October 4, 2006 of Vocalscape Networks, Inc., a Nevada corporation. As noted in the Current Report on Form 8-K and pursuant to Item 9.01 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required. This amendment is filed to provide such required financial information.

                           FORWARD LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Form 8-K/A including, but not limited to, statements made in the pro forma financial statements and notes thereto that are not historical facts (including without limitation statements to the effect that Vocalscape Networks, Inc. (the "Vocalscape") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on Vocalscape's current expectations and beliefs concerning future developments and their potential effects on Vocalscape. There can be no assurance that future developments affecting Vocalscape will be those anticipated by Vocalscape. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of Vocalscape) and assumptions and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: changes in the demand for and market acceptance of Vocalscape's products and services; changes in general economic conditions, and, specifically, changes in the rate of economic growth in the United States and other major international economies; the presence of competitors with greater financial resources and the impact of competitive products, services and pricing; the cyclical nature of the individual markets in which Vocalscape's customers operate; changes in investment by the energy, power and environmental industries; the availability of qualified engineers and other professional staff needed to execute contracts; the uncertain timing of awards and contracts; cost overruns on fixed, maximum or unit priced contracts; changes in trade, monetary and fiscal policies worldwide; currency fluctuations; the effect of Vocalscape's policies, including but not limited to the amount and rate of growth of Company expenses; the continued availability to Vocalscape of adequate funding sources; delays or difficulties in the production, delivery or installation of products and the provision of services; the ability of Vocalscape to successfully integrate the operations of Vocalscape Networks Operating Subsidiary, Inc., a Nevada corporation (formerly named "Vocalscape Networks, Inc.", prior to the name change of Dtomi, Inc. to "Vocalscape Networks, Inc."); the protection and validity intellectual property; specifically, the ability of Vocalscape to achieve significant cost savings with respect to Vocalscape Networks Operating Subsidiary's operations through reductions in business development expenses; and various legal, regulatory and litigation risks. Should one or more of these risks or uncertainties materialize, or should any of Vocalscape's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. Vocalscape undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see Vocalscape's filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
FINANCIAL STATEMENTS

(a) Financial Statements of Businesses Acquired.

Consolidated balance sheets of Vocalscape Networks, Inc. (merged into Dtomi Acquisition Corp. and renamed, on October 31, 2005, to "Vocalscape Operating Subsidiary, Inc.") for the 9 months ended September 30, 2005 (unaudited) and as of December 31, 2003 (audited) and 2004 (audited), consolidated statements of operations and cash flows of Vocalscape Networks , Inc. (merged into Dtomi Acquisition Corp. and renamed, on October 31, 2005, to "Vocalscape Operating Subsidiary, Inc.") for the 9 months ended September 30, 2005 (unaudited) and as of December 31, 2004, together with related notes and the report of independent registered public accounting firm, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined condensed balance sheet of Voclascape Networks, Inc. (formerly named "Dtomi, Inc") as of December 31, 2004, and unaudited pro forma combined condensed statements of operations of Vocalscape Networks, Inc. (formerly named "Dtomi, Inc") for the twelve months ended December 31, 2004, and for the 9 months ended September 30, 2005 together with related notes, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c) Exhibits.

2.1 Agreement and Plan of Reorganization dated August 25, 2005 by and between Dtomi, Inc., a Nevada corporation, and VocalScape Networks, Inc., a Nevada corporation, as amended. Previously filed.

99.1 Consolidated balance sheets of Vocalscape Networks, Inc. (merged into Dtomi Acquisition Corp. and renamed, on October 31, 2005, to "Vocalscape Operating Subsidiary, Inc.") for the 9 months ended September 30, 2005 (unaudited) and as of December 31, 2003 (audited) and 2004 (audited), consolidated statements of operations and cash flows of Vocalscape Networks, Inc. (merged into Dtomi Acquisition Corp. and renamed, on October 31, 2005, to "Vocalscape Operating Subsidiary, Inc.") for the 9 months ended September 30, 2005 audited and as of December 31, 2004 (unaudited), together with related notes and the report of independent registered public accounting firm. Filed herewith.

99.2 Unaudited pro forma combined condensed balance sheet of Voclascape Networks, Inc. (formerly named "Dtomi, Inc") as of September 30, 2005, and unaudited pro forma combined condensed statements of operations of Vocalscape Networks, Inc. (formerly named "Dtomi, Inc") for the twelve months ended December 31, 2004, and for the 9 months ended September 30, 2005 together with related notes. Filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2006                    VOCALSCAPE NETWORKS, INC.


                                         /s/ Ron McIntyre
                                         --------------------------------
                                         Ron McIntyre
                                         President


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

2.2 Agreement and Plan of Reorganization dated August 25, 2005 by and between Dtomi, Inc., a Nevada corporation, and VocalScape Networks, Inc., a Nevada corporation, as amended. Previously filed.

99.1 Consolidated balance sheets of Vocalscape Networks, Inc. (merged into Dtomi Acquisition Corp. and renamed, on October 31, 2005, to "Vocalscape Operating Subsidiary, Inc.") for the 9 months ended September 30, 2005 (unaudited) and as of December 31, 2003 (audited) and 2004 (audited), consolidated statements of operations and cash flows of Vocalscape Networks, Inc. (merged into Dtomi Acquisition Corp. and renamed, on October 31, 2005, to "Vocalscape Operating Subsidiary, Inc.") for the 9 months ended September 30, 2005 (unaudited) and as of December 31, 2004 audited, together with related notes and the report of independent registered public accounting firm. Filed herewith.

99.2 Unaudited pro forma combined condensed balance sheet of Voclascape Networks, Inc. (formerly named "Dtomi, Inc") as of September 30, 2005, and unaudited pro forma combined condensed statements of operations of Vocalscape Networks, Inc. (formerly named "Dtomi, Inc") for the twelve months ended December 31, 2004, and for the 9 months ended September 30, 2005 together with related notes. Filed herewith.